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                                                                      Exhibit 23

                                  Exhibit (iii)
                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-59181) of Pitney Bowes Credit Corporation of our report dated January 20, 2000 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.






PricewaterhouseCoopers LLP

Stamford, Connecticut
March 30, 2000


[LOGO] PBCC                                                      1999 Form 10-K
       Pitney Bowes Credit Corporation                            Page 46 of 47